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                                                                 EXHIBIT 10.15


                      ASSIGNMENT OF JOINT VENTURE INTEREST

     THIS ASSIGNMENT OF JOINT VENTURE INTEREST dated as of January 1, 1996 (herein called the "Assignment") is by CORNERSTONE NATURAL GAS, INC., a Delaware corporation (herein called "Assignor"), in favor of CORNERSTONE PIPELINE COMPANY, a Delaware corporation (herein called "Assignee").

                                    RECITALS:

     Assignor and Merit Natural Gas Company, a Texas corporation ("Merit"), entered into that certain Joint Venture Agreement dated as of October 28, 1993, creating the Cornerstone/Merit Joint Venture ("Cornerstone/Merit").

     Assignor desires to assign to Assignee all of its rights and interests in, to and under the Joint Venture Agreement and Merit and Cornerstone/Merit have each agreed to consent to such assignment on the terms and conditions provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby act and agree as follows:

                                ARTICLE I
                               ASSIGNMENT

     Section 1.1 ASSIGNMENT. Assignor, for and in consideration of the sum of Ten Dollars ($10.00) and for other good and valuable consideration to Assignor paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, does by these presents SELL, TRANSFER, CONVEY, ASSIGN, ENDORSE, SET OVER AND DELIVER unto Assignee the following:

     (a) The joint venture interest of Assignor in Cornerstone/Merit, together with all rights, benefits, remedies and privileges of Assignor under the Agreement (called the "Assigned Interest"); and

     (b) All rights, titles, interests, privileges, claims, demands and equities existing or to exist in connection with the Assigned Interest

TO HAVE AND TO HOLD the Assigned Interest, together and along with all such rights, titles, interests, privileges, claims, demands and equities, now or hereafter had by Assignor in connection therewith, unto Assignee forever.

     Section 1.2 REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. The assignment made hereby is made without recourse and without warranty or representation of any nature whatsoever, expressed or implied, except Assignor does warrant that it is the owner and holder of the

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Assigned Interest and has the full right, power and authority to transfer the
Assigned Interest free of any lawful claim of any person or entity.

     Section 1.3 ASSUMPTION BY ASSIGNEE. Assignee hereby agrees to accept the Assigned Interest and to assume and perform all of the obligations and duties that Assignor has or will have under the Joint Venture Agreement.

     Section 1.4  RATIFICATION BY ASSIGNEE, CORNERSTONE/MERIT AND MERIT.
Each of Cornerstone/Merit and Merit hereby consents to the assignment contemplated hereby, and each of Cornerstone/Merit, Merit and Assignee hereby ratifies and confirms the Agreement, as modified by this Assignment, and agrees that on and after the date hereof all references in the Agreement or any related document to "Cornerstone" or similar references shall refer to Assignee.

                                  ARTICLE II
                                 MISCELLANEOUS

     Section 2.1 ADDRESSES. For the purposes of this Assignment, the addresses of the parties shall hereafter be as shown beside their signatures hereto.

     Section 2.2 ADDITIONAL DOCUMENTS. Assignor will from time to time, at the request of Assignee and at no expense to Assignor, execute and deliver to Assignee any documents deemed by Assignor to be reasonably necessary or desirable to carry out more effectively the purposes of this Assignment, including without limitation any assignments, properly completed (and acknowledged when required).

     Section 2.4 COUNTERPARTS. This Assignment may be executed in several counterparts, all of such counterparts together constituting one and the same instrument.

     Section 2.5 FINAL AGREEMENT; NO ORAL AGREEMENTS. THIS WRITTEN ASSIGNMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have each executed this Assignment on the dates set forth in their respective acknowledgments below to be effective for all purposes as of the date first written above.

                                                     "ASSIGNOR"
                                           CORNERSTONE NATURAL GAS, INC.


                                        By:       /s/  RAY C. DAVIS
                                           -------------------------------
                                           Ray C. Davis
                                           Chief Executive Officer


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Address of Assignor is:
8080 N. Central Expwy., Suite 1200
Dallas, TX  75206-1815


                                                     "ASSIGNEE"
                                           CORNERSTONE PIPELINE COMPANY.


                                        By:       /s/  RAY C. DAVIS
                                           -------------------------------
                                           Ray C. Davis
                                           Chief Executive Officer


Address of Assignee is:
8080 N. Central Expwy., Suite 1200
Dallas, TX  75206-1815

     Each of the following, by its execution in the space provided below, hereby consents to the Assignment and the transactions contemplated thereby.


                                                     "MERIT"
                                        MERIT NATURAL GAS COMPANY,
                                        a Texas joint venture


                                        By:        TED COLLINS, JR.
                                           -------------------------------
                                           Ted Collins, Jr., President


Address of Merit is:
P.O. Box 27
Midland, TX  79702


                                        CORNERSTONE/MERIT JOINT VENTURE
                                        By: Cornerstone Natural Gas, Inc.

                                                    /s/  RAY DAVIS
                                            -------------------------------
                                            Ray Davis

                                        By: Merit Natural Gas Company

                                        By:         TED COLLINS, JR.
                                            -------------------------------
                                            Ted Collins, Jr.